UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2022

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, IL 60015
(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 18, 2022, Fortune Brands Home & Security, Inc. (the “Company”) entered into a Second Amendment and Incremental Agreement (the “Amendment”) to the 364-day unsecured term loan credit agreement dated as of November 29, 2021 among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended by the First Amendment and Incremental Agreement dated as of March 1, 2022, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Amendment, the “Credit Agreement”).

Under the Amendment and the Credit Agreement, subject to the satisfaction or waiver of certain conditions, the Company will be able to borrow an incremental term loan in the aggregate principal amount of $500,000,000. Except for the incremental amount which the Company may borrow, the terms and conditions contained in the Credit Agreement were not changed as a result of the Amendment. See the Company’s Current Reports on Form 8-k filed with the Securities and Exchange Commission on March 1, 2022 and December 2, 2021 for a description of these terms. The proceeds of borrowings under the Credit Agreement may be used for general corporate purposes, including working capital, capital expenditures, permitted acquisitions and other lawful corporate purposes.

A copy of the Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The above summary of the Amendment and the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and the Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amendment and Incremental Agreement to the 364-Day Term Loan Credit Agreement dated as of March 18, 2022 between Fortune Brands Home & Security, Inc., as borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

By:	/s/ Patrick D. Hallinan
Name:	Patrick D. Hallinan
Title:	Senior Vice President and Chief Financial Officer

Date: March 18, 2022